UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 28, 2025

INVESTVIEW, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27019	87-0369205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 Lancaster Avenue, 2nd Floor Haverford, PA	19041
(Address of principal executive offices)	(Zip code)

Registrant’s Telephone Number, Including Area Code: 732-889-4300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 28, 2025, Investview, Inc. (the “Company”) announced that it has commenced an action (the “Litigation”) against Total Protection Plus, UIU Holdings LLC, Jason R. Anderson, Jacob S. Anderson, and Schad E. Brannon (collectively, “TPP”) in the Court of Chancery of the State of Delaware captioned Investview et al., v. UIU Holdings, LLC et al., seeking to, among other things, compel TPP to fulfill the commitments it made to the Company’s customers under the TPP Program, as described below.

Background of the TPP Program

Included in the Company’s sale and leaseback of high powered data processing equipment (“Apex Program”) that was discontinued in 2021, was a “guaranteed assets buy-back product” underwritten, administered and managed by TPP, which was intended to provide customers who participated in the Apex Program with a financial protection program (the “TPP Program”), under which customers, provided they complied with certain TPP required claims procedures, could elect to collect a cash payout in either a five- or ten-year interval after their initial purchase. As part of their sales and marketing materials, TPP represented that they were a purported affiliate of a well-known global insurance brokerage firm that had sufficient capital resources, reserves and liquidity to support any payouts needed to satisfy their obligations under the TPP Program. TPP was paid substantial premiums for the program. In most instances, the premium for the TPP program was included in the package price for the Apex Program, at no additional cost to the customer.

Separately, customers who purchased a proprietary digital currency called “ndau” from the Company’s wholly owned subsidiary iGenius, LLC through an ndau distribution program sponsored by Oneiro N.A. Inc., were also given the opportunity to participate in a TPP Program similar to the program offered to our Apex Program customers; which in this case was intended to provide customers who purchased ndau with a financial protection program under which such customers, provided they complied with certain TPP required claim procedures, could elect to collect a cash payout in either a five- or ten-year interval after their initial purchase. As in the case of the Apex Program, participation in this program was also in reliance on representations by TPP that they were a purported affiliate of a well-known global insurance brokerage firm that had sufficient capital resources, reserves and liquidity to support any pay-outs needed to satisfy their obligations under the TPP Program. Prior to terminating the distribution of ndau in August 2023, we distributed over $16.6 million in ndau to our members purportedly supported by the TPP Program. As in the same case as had been done with respect to the Apex Program customers, TPP was paid substantial premiums for the program, and those premiums were included in the purchase price for the ndau program, at no additional cost to the customer.

Background and Commencement of Litigation

During the fourth calendar quarter of 2021, the Company suspended any further offering of the TPP Program in connection with the sale of ndau after TPP was unable to comply with the Company’s vendor compliance protocols. That suspension remains in place as of the date of this Current Report on Form 8-K as the Company has been unable to further validate the performance of TPP, the continued integrity of the TPP Program, and TPP’s ability to honor its commitments to the Company’s customers; despite the payment of over $6 million to TPP to secure the benefits of the TPP Program.

The Litigation was commenced by the Company as it seeks to clarify the rights of its customers and compel TPP to fulfill its obligations under the TPP Program; particularly, as such a large payment was given to TPP to secure the benefits of the TPP Program. The Company was motivated to commence this action as it has recently become concerned about the integrity of the TPP Program given that it has recently been informed by certain of its customers that: (i) they have been unable to reach TPP in order to process claims for their 5-year promised returns; (ii) the TPP website has been inoperative and customers have been unable to process their claims; and (iii) an email communication purportedly from TPP, or an affiliate thereof, has been received by certain customers in which the sender asserts that the obligations of TPP under the TPP Program were (unbeknownst to the Company and its customers) purportedly dependent on the financial wherewithal of another heretofore undisclosed TPP affiliate, that the email claims now has no ability to satisfy the commitments originally made under the TPP Program.

Cautionary Note Regarding Forward-Looking Statements

All statements in this report on Form 8-K that are not based on historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies, and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “should,” “could,” “seek,” “intend,” “plan,” “goal,” “estimate,” “anticipate” or other comparable terms. Forward-looking statements in this Current Report on Form 8-K include statements regarding the Litigation and the Company’s intent to compel TPP to fulfill the commitments it made to the Company’s customers under the TPP Program. These forward-looking statements are based on the Company’s current beliefs and assumptions and information currently available to the Company and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance, or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements, including risks and uncertainties surrounding, among others, the outcome of the Litigation; whether TPP will comply with its contractual commitments to the Company’s customers; whether the Company’s customers’ will be able to realize the cash payouts promised by TPP; the possibility that if TPP fails to perform its obligations to the Company’s customers, the Company could be exposed to commercial claims of dissatisfied customers, even though the Company believes that it should have no legal exposure to such claims; the risk and uncertainty surrounding the Company’s exposure to any such claims, as well as any uncertainties to which the Company is subject; particularly given the risk factors that are identified in the Company’s public reports filed with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year-ended December 31, 2023, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and all Company public reports filed with the U. S. Securities and Exchange Commission in the future that relate to this matter. The forward-looking statements made herein speak only as of the date of this report, and the Company assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTVIEW, INC.

Dated:	March 28, 2025	By:	/s/ Ralph Valvano
Ralph Valvano
Secretary/Chief Financial Officer

3